                   THE MONEY STORE ASSET BACKED CERTIFICATES
                                 SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER

[FIRST UNION LOGO]                                         Record Date: 09/30/01

                                                    Determination Date: 10/10/01

                                                     Distribution Date: 10/15/01

                                                                      A

                                                     ORIGINAL               BEGINNING
                               CERTIFICATE          CERTIFICATE            CERTIFICATE
    CLASS          CUSIP           RATE               BALANCE                BALANCE             INTEREST            PRINCIPAL
--------------------------------------------------------------------------------------------------------------------------------
     AF-1        60935BEL9       3.75750%         401,250,000.00          189,820,000.00        554,748.95         4,597,000.00
Factors per
   Thousand                                                                                     1.38255190          11.45669782
--------------------------------------------------------------------------------------------------------------------------------
     AF-2        60935BEM7       3.60000%         133,750,000.00           63,266,000.00        177,144.80         1,532,000.00
Factors per
   Thousand                                                                                     1.32444710          11.45420561
--------------------------------------------------------------------------------------------------------------------------------
    POOL I                                        535,000,000.00          253,086,000.00        731,893.75         6,129,000.00
    Totals                                                                                      1.36802570          11.45607477
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
     A-V         60935BEN5       3.74750%         360,000,000.00          123,386,704.37        359,637.97         2,683,831.45
 Factors per
  Thousand                                                                                      0.99899436           7.45508736
--------------------------------------------------------------------------------------------------------------------------------
   POOL II                                        360,000,000.00          123,386,704.37        359,637.97         2,683,831.45
    Totals                                                                                      0.99899436           7.45508736
--------------------------------------------------------------------------------------------------------------------------------
    TOTALS                                        895,000,000.00          376,472,704.37      1,091,531.72         8,812,831.45
================================================================================================================================


         CURRENT                                       ENDING
         REALIZED             TOTAL                 CERTIFICATE
           LOSS            DISTRIBUTION               BALANCE
------------------------------------------------------------------------
           0.00            5,151,748.95            185,223,000.00

                            12.83924972              461.61495327
------------------------------------------------------------------------
           0.00            1,709,144.80             61,734,000.00

                            12.77865271              461.56261682
------------------------------------------------------------------------
           0.00            6,860,893.75            246,957,000.00
                            12.82410047              461.60186916
------------------------------------------------------------------------


------------------------------------------------------------------------
           0.00            3,043,469.42            120,702,872.92

                             8.45408172              335.28575811
------------------------------------------------------------------------
           0.00            3,043,469.42            120,702,872.92
                             8.45408172              335.28575811
------------------------------------------------------------------------
           0.00            9,904,363.17            367,659,872.92
========================================================================

The Bank of New York                                                Karon Greene
101 Barclay Street                                           Phone: 212-815-8363
New York, New York 10286                                       Fax: 212-815-5309

[FIRST                      THE MONEY STORE ASSET BACKED CERTIFICATES                         RECORD DATE: 09/30/01
UNION                                    SERIES 1998-C                                 DETERMINATION DATE: 10/10/01
LOGO]                            STATEMENT TO CERTIFICATEHOLDER                         DISTRIBUTION DATE: 10/15/01
                                                                                                                  A


                            CERTIFICATE INFORMATION

     Pool I
                              Interest      Carry Forward     Monthly Advance
                             Requirement        Amount         for Bankruptcy

                    AF-1     554,748.95         0.00               0.00
                    AF-2     177,144.80         0.00               0.00



     POOL II

                     AV      359,637.97         0.00               0.00


                          ROUNDING ACCOUNT ACTIVITY

                                 POOL I               POOL II
    Prior Withdraw              1,100.10                0.00
    Current Withdraw            1,075.47                0.00
                                --------              ------

    Net Withdraw/(Deposit)         24.63                0.00
                                ========              ======


                          OTHER TRUST INFORMATION

     Libor                                                              3.48750%

     Aggregate Spread Account Beginning Balance                   43,383,649.18
        Interest Earnings                                             88,448.50
        Adjustments                                                     (190.44)
        Deposits to Spread Account                                    93,852.11
        Withdrawals from Spread Account                             (102,370.75)
     Aggregate Ending Spread Account Balance                      43,463,388.60
     Aggregate Interest Earnings                                   5,238,426.89
     Aggregate Ending Spread Account Balance less Interest
        Earnings                                                  38,224,961.71
     Aggregate Specified Spread Account Requirement               40,942,500.00

[FIRST UNION LOGO]                    THE MONEY STORE ASSET BACKED CERTIFICATES                             RECORD DATE:  09/30/01
                                                    SERIES 1998-C
                                            STATEMENT TO CERTIFICATEHOLDER                           DETERMINATION DATE:  10/10/01

                                                                                                       DISTRIBUTION DATE: 10/15/01

                                                                                                                                 A

===================================================================================================================================
                                                       POOL I

       SCHEDULE OF REMITTANCE
       ----------------------
Aggregate Amount Received                                              7,882,240.79

Monthly Advance                                                          133,209.60
(Unreimbursed Monthly Advance)                                                 0.00
(Servicer Fee)                                                           (49,502.45)
(Contingency Fee)                                                        (49,502.44)
(Late Charges)                                                           (63,180.87)
(Escrow)                                                                (132,406.29)
(Excess Spread)                                                       (1,317,871.58)
                                                                      -------------
                                                                      (1,479,254.03)


AVAILABLE REMITTANCE AMOUNT                                            6,402,986.76
                                                                      =============


FEES
----
Contingency Fee                                                           49,502.44
Expense Account                                                            2,372.68
Insurance Fee                                                             23,200.00
Servicer Fee                                                              49,502.45


         PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES
               6/01                   7/01                8/01
               ----                   ----                ----
              10.354%                10.350%             10.342%


        COLLATERAL INFORMATION
        ----------------------

Adjusted Mortgage Interest Rate                                                         9.718%
Aggregate Beginning Principal Balance of Loans                                 253,115,724.41
Aggregate Ending Principal Balance of Loans                                    246,987,799.88
Compensating Interest                                                                  199.71
Curtailments                                                                       334,457.42
Excess and Monthly Payments                                                        436,799.22
Interest Received                                                                2,041,133.30
Monthly Excess Spread Percentage                                                          100%
Payments And Reimbursements to the Servicers Pursuant to:
     Section 4.01(f)                                                                99,004.89
Principal Prepayments (Number/Amount)                               85           4,866,441.64
Realized Losses (Current/Cumulative)                        490,226.25          16,520,922.16
Certificate Remittance Amount from Pool I                                          834,264.50
WAC                                                                                    10.339%
WAM                                                                                    256.65

       SPREAD ACCOUNT INFORMATION
       --------------------------

Spread Account Beginning Balance                                                23,248,452.85
   Interest Earnings                                                                47,737.03
   Adjustments                                                                        (102.78)
   Deposits to Spread Account                                                          102.78
   Withdrawals from Spread Account for Insured Payment                                   0.00
   Total Withdrawals from Spread Account                                          (102,370.75)
Ending Spread Account Balance                                                   23,193,819.13

Aggregate Interest Earnings                                                      3,233,689.88
Ending Spread Account Balance less Interest Earnings                            19,960,129.25
Specified Spread Account Requirement                                            20,062,500.00

===================================================================================================================================

THE BANK OF NEW YORK                                                                                                  KARON GREENE
101 BARCLAY STREET                                                                                             PHONE: 212-815-8363
NEW YORK, NEW YORK  10286                                                                                        FAX: 212-815-5309

                                      THE MONEY STORE ASSET BACKED CERTIFICATES                              RECORD DATE: 09/30/01
[FIRST UNION LOGO]                                 SERIES 1998-C                                      DETERMINATION DATE: 10/10/01
                                          STATEMENT TO CERTIFICATEHOLDER                               DISTRIBUTION DATE: 10/15/01

                                                                                                                                 A

==================================================================================================================================
                                                         POOL II

SCHEDULE OF REMITTANCE                                         COLLATERAL INFORMATION
Aggregate Amount Received        3,255,472.12          Adjusted Mortgage Interest Rate                                    10.095%
                                                       Aggregate Beginning Principal Balance of Loans             123,394,606.68
Monthly Advance                     76,692.58          Aggregate Ending Principal Balance of Loans                120,710,775.23
(Unreimbursed Monthly Advance)           0.00          Compensating Interest                                              669.16
(Servicer Fee)                     (23,981.29)         Curtailments                                                   236,465.98
(Contingency Fee)                  (23,981.29)         Excess and Monthly Payment                                     209,915.92
(Late Charges)                     (45,857.13)         Interest Received                                            1,022,180.73
(Escrow)                           (88,299.62)         Monthly Excess Spread Percentage                                      100%
(Excess Spread)                   (678,446.14)         Payments And Reimbursements to the Servicers Pursuant to:
                                -------------               Section 4.01(f)                                            47,962.58
                                  (783,872.88)         Principal Prepayments (Number/Amount)               21       1,640,478.51
AVAILABLE REMITTANCE AMOUNT      2,471,599.24          Realized Losses (Current/Cumulative)        596,971.04       9,114,546.72
                                =============
                                                       Certificate Remittance Amount from Pool II                           0.00
                                                       WAC                                                                10.720%
                                                       WAM                                                               321.813
FEES
Contingency Fee                     23,981.29                 SPREAD ACCOUNT INFORMATION
Expense Account                      1,516.63          Spread Account Beginning Balance                            20,135,196.33
Insurance Fee                       11,310.00             Interest Earnings                                            40,711.47
Servicer Fee                        23,981.29             Adjustments                                                     (87.66)
                                                          Deposits to Spread Account                                   93,749.33
                                                          Withdrawals from Spread Account                                   0.00
   PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE
     INTEREST RATES                                    Ending Spread Account Balance                               20,269,569.47
            6/01          7/01             8/01        Aggregate Interest Earnings                                  2,004,737.01
            ----          ----             ----        Ending Spread Account Balance less Interest Earnings        18,264,832.46
           10.918%       10.890%         10.812%       Specified Spread Account Requirement                        20,880,000.00


===================================================================================================================================

The Bank of New York                                                                                                  KARON GREENE
101 Barclay Street                                                                                             PHONE: 212-815-8363
New York, New York  10286                                                                                        FAX: 212-815-5309

                   THE MONEY STORE ASSET BACKED CERTIFICATES
                                 SERIES 1998-C
                         STATEMENT TO CERTIFICATEHOLDER


                  EXHIBIT L




                                                           -----------------------------------------------------------------------
          POOL I                                                DELINQUENT INFOR.      # LOANS           AMOUNT        PERCENTAGE
                                                           -----------------------------------------------------------------------
  ---------------------------------------------            Delinquent 1-29 Days          601          28,572,456.50      11.57%
    Outstanding Balance         246,987,799.88             Delinquent 30-59 Days         149           6,954,724.85       2.82%
  ---------------------------------------------            Delinquent 60-89 Days          39           1,959,967.31       0.79%
        # Accounts                       4,960             Delinquent 90 and over        104           6,274,214.83       2.54%
  ---------------------------------------------            Loans in Foreclosure          204          12,513,958.80       5.07%
                                                           REO Property                   81           4,647,716.76       1.88%
                                                                                    ----------------------------------------------
                                                           TOTALS                       1,178         60,923,039.05      24.67%
                                                           -----------------------------------------------------------------------






                                                           -----------------------------------------------------------------------
          POOL II                                               DELINQUENT INFOR.      # LOANS           AMOUNT        PERCENTAGE
                                                           -----------------------------------------------------------------------
  ---------------------------------------------            Delinquent 1-29 Days          188          13,698,229.95      11.35%
    Outstanding Balance         120,710,775.23             Delinquent 30-59 Days          61           4,192,244.54       3.47%
  ---------------------------------------------            Delinquent 60-89 Days          11             825,351.93       0.68%
        # Accounts                       1,638             Delinquent 90 and over         79           6,627,607.30       5.49%
  ---------------------------------------------            Loans in Foreclosure          147          10,828,252.24       8.97%
                                                           REO Property                   74           5,719,921.35       4.74%
                                                                                    ----------------------------------------------
                                                           TOTALS                        560          41,891,607.31      34.70%
                                                           -----------------------------------------------------------------------



THE BANK OF NEW YORK                                              KARON GREENE
101 BARCLAY STREET                                         PHONE: 212-815-8363
NEW YORK, NEW YORK 10286                                     FAX: 212-815-5309